                             MERIDIAN INDUSTRIAL TRUST
                              SUPPLEMENTAL INFORMATION
                                   MARCH 31, 1998


MERIDIAN INDUSTRIAL TRUST
455 Market Street, 17th Floor, San Francisco, California  94105
(415) 281-3900
http://www.MIT-REIT.com

                             MERIDIAN INDUSTRIAL TRUST
                                 TABLE OF CONTENTS

                                                                   Page
     Financial Highlights                                            1
     Consolidated Balance Sheets                                     2
     Consolidated Statements of Operations                           3
     Funds From Operations                                           4
     Portfolio Summary                                               5
     Leasing Activity & Lease Expirations                            6
     Fifteen Largest Tenants                                         7
     Investment Summary                                              8
     Property Acquisitions & Divestitures                            9
     Land Acquisitions and Land Inventory                           10
     Properties Under Development                                   11
     Capital Structure                                              12
     Debt Summary                                                   13

This Supplemental Information report contains statements which constitute forward looking information regarding the (i) potential acquisitions and property developments by the Company; (ii) trends affecting the Company's financial condition or results of operations; and (iii) the Company's growth strategy, operating strategy and financing strategy. The Company's actual results may differ significantly from the results discussed in the forward looking statements. Certain factors that might cause such a difference are disclosed in the Company's filings with the Securities and Exchange Commission.

                             MERIDIAN INDUSTRIAL TRUST
                                FINANCIAL HIGHLIGHTS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997
                                     UNAUDITED
                         (IN THOUSANDS, EXCEPT SHARE DATA)


                                                Three months ended March 31,
                                                ----------------------------
                                                    1998             1997
                                                ------------     -----------
Revenues                                            $27,043        $11,852
Net Income (1)                                       10,162          4,357
Funds From Operations                                15,193          6,343
Funds From Operations per Share (2)                    0.47           0.40
Dividends per Common Share                             0.33           0.29
Ratios:
  Interest Coverage Ratio (3)                           4.3            4.9
  Funds From Operations Payout Ratio (2)               70.5%          73.3%

                                                                 As of March 31,   As of December 31,
                                                                      1998               1997
                                                                 ---------------   ------------------
ASSETS:
  Investments in Real Estate Assets Before Accum. Depreciation       $  923,955          $  844,739
  Total Assets                                                          961,174             863,512
CAPITALIZATION:
  Mortgage Loans                                                     $   93,956          $   76,597
  Unsecured Debt                                                        251,908             180,609
                                                                     ----------         ------------
    Total Debt                                                       $  345,864          $  257,206
Total Shares Outstanding (4)                                             32,440              32,438
Common Share Market Price                                            $    24.00          $    25.50
Equity Value (4)                                                     $  778,553          $  827,179
Total Market Capitalization (4)                                      $1,124,417          $1,084,385
Debt/Total Market Capitalization                                           30.8%               23.7%


(1) Net income is before divestiture of properties, extraordinary item and preferred stock dividends declared.
(2)  See Funds From Operations schedule on page 4.
(3) Funds From Operations plus interest expense divided by interest expense. Interest expense excludes amortization of deferred loan fees.
(4)  See summary of capital structure on page 12.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                            CONSOLIDATED BALANCE SHEETS
                     AS OF MARCH 31, 1998 AND DECEMBER 31, 1997
                                   (IN THOUSANDS)


                                                                        March 31, 1998   December 31, 1997
ASSETS                                                                   (Unaudited)         (Audited)
                                                                        --------------   -----------------
Investment in Real Estate Assets:
  Rental Properties Held for Investment                                      $894,382       $813,389
  Less: Accumulated Depreciation                                              (19,085)       (14,374)
  Rental Properties Held for Divestiture                                        7,754          9,492
                                                                             --------       --------
                                                                              883,051        808,507
Investment in Unconsolidated Joint Venture                                     21,500         21,500
                                                                             --------       --------
Total Investment in Real Estate Assets                                        904,551        830,007
OTHER ASSETS:
  Investments in and Advances to Unconsolidated Subsidiaries                   21,233            -
  Cash and Cash Equivalents                                                     3,658          8,847
  Restricted Cash and Cash Held in Escrow                                      11,279         11,267
  Accounts Receivable, Net                                                      3,157          3,460
  Capitalized Loan Fees, Lease Commissions and Other Assets, Net               17,296          9,931
                                                                             --------       --------
TOTAL ASSETS                                                                 $961,174       $863,512
                                                                             --------       --------
                                                                             --------       --------
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Unsecured Notes, Net                                                         $160,108       $160,109
Mortgage Loans, Net                                                            93,956         76,597
Unsecured Credit Facility                                                      91,800         20,500
Accrued Dividends Payable                                                      10,705          9,473
Accounts Payable, Prepaid Rent, Tenant Deposits and Other Liabilities          19,985         21,562
                                                                             --------       --------
TOTAL LIABILITIES                                                             376,554        288,241
                                                                             --------       --------
Minority Interest in Consolidated Limited Partnerships                         15,222          5,132
                                                                             --------       --------

STOCKHOLDERS' EQUITY:
  Series B Preferred Stock at $0.001 par value                                      2              2
  Common Stock at $0.001 par value                                                 30             30
  Additional Paid-in Capital                                                  574,589        574,848
  Distributions in Excess of Income                                            (5,223)        (4,741)
                                                                             --------       --------
TOTAL STOCKHOLDERS' EQUITY                                                    569,398        570,139
                                                                             --------       --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $961,174       $863,512
                                                                             --------       --------
                                                                             --------       --------

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                        MERIDIAN INDUSTRIAL TRUST
                  CONSOLIDATED STATEMENTS OF OPERATIONS
           FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997
                                UNAUDITED
                             (IN THOUSANDS)

                                                Three months ended March 31,
                                                ----------------------------
REVENUES:                                            1998            1997
                                                --------------   -----------
  Rentals from Real Estate Investments (1)          $   26,260   $   11,695
  Interest and Other Income                                288          157
  Income From Unconsolidated Joint Venture                 495          -
                                                    ----------   ----------
TOTAL REVENUES                                          27,043       11,852
                                                    ----------   ----------

EXPENSES:
  Interest                                               4,592        1,624
  Property Taxes                                         3,309        1,629
  Property Operating                                     1,999        1,086
  General and Administrative                             1,889        1,152
  Depreciation and Amortization                          5,003        2,004
                                                    ----------   ----------
TOTAL EXPENSES                                          16,792        7,495
                                                    ----------   ----------

Income Before Minority Interest and Gain
  on Divestiture of Properties                          10,251        4,357
Minority Interest in Net (Income)                          (89)         -
Gain on Divestiture of Properties                           61          428
                                                    ----------   ----------
NET INCOME                                          $   10,223   $    4,785

Less: Preferred Dividends Declared                        (750)        (705)
                                                    ----------   ----------
NET INCOME ALLOCABLE TO COMMON                      $    9,473   $    4,080
                                                    ----------   ----------
                                                    ----------   ----------

(1) Includes $937 and $402 for straight-line rents for the three months ended March 31, 1998 and 1997, respectively.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                       MERIDIAN INDUSTRIAL TRUST
                         FUNDS FROM OPERATIONS
           FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997
                               UNAUDITED
                   (IN THOUSANDS, EXCEPT SHARE DATA)


                                                Three months ended March 31,
                                                ----------------------------
                                                     1998            1997
                                                ---------------   ----------
Net Income                                      $       10,223        4,785
Add back:
  Real Estate Depreciation and Amortization              4,987        1,986
  (Gain) on Divestiture of Properties                      (61)        (428)
  Minority Interest in Net Income                           44          -
                                                --------------   ----------
Funds From Operations (1)                       $       15,193   $    6,343
                                                --------------   ----------
                                                --------------   ----------

Funds From Operations per Share                 $         0.47   $     0.40
Dividends per Common Share                      $         0.33   $     0.29
Funds From Operations Payout Ratio (2)                    70.5%        73.3%
Weighted Average Number of  Shares
 Outstanding  (3)                                   32,505,380   15,869,097

(1) The Company calculates funds from operations (FFO) in accordance with the white paper published by the National Association of Real Estate Investment Trusts, Inc. FFO means net income (loss), (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and divestiture of property, plus depreciation and amortization relating to real property, and after adjustment from unconsolidated partnerships and joint ventures.
(2) Includes quarterly dividends paid to Series B Preferred Stockholders of $0.33 per share and $0.31 per share in 1998 and 1997, respectively.
(3) The weighted average number of shares outstanding was calculated as if the 2,272,727 outstanding shares of Series B Convertible Preferred Stock and operating partnership units had been converted into shares of Common Stock, which is consistent with the methodology used in prior periods.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                                        MERIDIAN INDUSTRIAL TRUST
                                          PORTFOLIO SUMMARY (1)
                                          AS OF MARCH 31, 1998


                 NO. OF    OCCUPANCY    RENTABLE     % OF TOTAL    ANNUALIZED    % OF TOTAL
REGION         PROPERTIES    RATE      SQUARE FEET   SQUARE FEET    BASE RENT     BASE RENT
------        -----------  ---------  ------------  ------------   -----------   ----------

Atlanta                7        97%     1,064,591          4.3%   $ 5,621,278        6.0%
Chicago               22        90%     2,655,142         10.7%     9,266,429        9.9%
Columbus               6       100%     1,968,283          8.0%     5,761,142        6.2%
Dallas                42        92%     4,682,348         19.0%    14,073,497       15.2%
Detroit               13        87%       654,338          2.7%     2,832,615        3.0%
Houston               10        94%     1,134,445          4.6%     3,475,740        3.7%
Indianapolis           1       100%       219,104          0.9%       724,428        0.8%
LA Basin              52        98%     5,699,785         23.0%    23,943,134       25.8%
Las Vegas              3        88%       612,735          2.5%     2,890,662        3.1%
Little Rock            2       100%       235,250          1.0%       599,642        0.6%
Memphis                9       100%     1,762,223          7.0%     5,452,286        5.9%
Miami                  3        79%       219,379          0.9%     1,030,801        1.1%
Minneapolis            1       100%       100,000          0.4%       409,165        0.4%
Nashville              3       100%       437,552          1.8%     1,402,522        1.5%
New Jersey/I-95       10       100%       579,267          2.3%     2,327,243        2.5%
Orlando                1       100%       242,160          1.0%     1,075,992        1.2%
Phoenix                5       100%       587,105          2.4%     2,259,047        2.4%
Richmond               2        94%       145,799          0.6%     1,341,448        1.4%
San Diego              2       100%       191,451          0.8%     1,610,335        1.7%
Seattle                1        69%       237,281          1.0%       980,562        1.1%
SF Bay Area            6        99%     1,124,276          4.6%     5,581,147        6.0%
St. Louis              1       100%       126,642          0.5%       499,992        0.5%
              -----------  ---------  ------------  ------------  ------------   ----------
TOTAL                202        95%    24,679,156          100%   $93,159,107        100%
              -----------  ---------  ------------  ------------  ------------   ----------
              -----------  ---------  ------------  ------------  ------------   ----------

(1)  Does not include properties under development.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                           MERIDIAN INDUSTRIAL TRUST
                              LEASING ACTIVITY (1)
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

        No. of Leases                                  35
        Square Feet of Leases                      1,057,344
        Average Lease Term in Years                   4.1
        Base Rent % Change                           8.96%
        Average T.I. & L.C. per SF                    1.46
        Tenant Retention                              60%


                             LEASE EXPIRATIONS (2)
                              AS OF MARCH 31, 1998

                                        % of Total                            % of Total
                    Rentable Square     Square Feet       Annual Base         Annual Base
     Year of        Feet Subject to    Represented by     Rents Under      Rents Represented
Lease Expiration    Expiring Leases   Expiring Leases   Expiring Leases   by Expiring Leases
----------------    ---------------   ---------------  ----------------   ------------------
    1998                 3,018,981          13%         $    11,770,001            13%
    1999                 3,134,049          14%              13,776,668            15%
    2000                 3,155,051          14%              11,890,955            13%
    2001                 3,043,235          13%              12,623,944            14%
    2002                 2,397,176          10%               9,523,726            11%
    2003                   836,698           4%               3,581,258             4%
    2004                   492,744           2%               2,051,121             2%
    2005                 2,001,005           9%               6,317,307             7%
    2006                 2,042,867           9%               7,343,856             8%
    2007                 1,187,134           5%               4,581,587             5%
Thereafter               1,868,505           7%               6,876,586             8%
                    ---------------   ---------------  ----------------   ------------------
  Total                 23,177,445         100%         $    90,337,009           100%
                    ---------------   ---------------  ----------------   ------------------
                    ---------------   ---------------  ----------------   ------------------

 (1) Includes new and renewed leases for second generation space commenced during the period. Excludes two retail properties in Atlanta consisting of 384,875 square feet. Also excludes month-to-month tenants.
 (2) Excludes two retail properties in Atlanta consisting of 384,875 square feet, which were 93% occupied at 3/31/98. Month-to-month tenants are included as 1998 expirations.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                                                     MERIDIAN INDUSTRIAL TRUST
                                                      FIFTEEN LARGEST TENANTS
                                                        AS OF MARCH 31, 1998


                                            NUMBER OF        SQUARE FEET       % OF TOTAL        ANNUALIZED        % OF TOTAL
           TENANT                             LEASES            LEASED          PORTFOLIO       BASE RENT (1)      PORTFOLIO
--------------------------------            ----------      -------------      -----------      -------------      ----------
Sears Roebuck & Co.                               3             1,814,592         7.4%          $  4,966,448          5.3%
Freeman Decorating Co.                            2               501,806         2.0%             2,216,710          2.4%
General Tire, Inc.                                2               632,790         2.6%             2,120,916          2.3%
S. C. Johnson & Son, Inc.                         2               502,500         2.0%             1,660,765          1.8%
Kirk Paper Corp.                                  1               315,705         1.3%             1,412,712          1.5%
Allegiance Healthcare Corp.                       1               361,690         1.5%             1,294,127          1.4%
Kraft Foods, Inc.                                 1               351,788         1.4%             1,278,262          1.4%
Technicolor Videocassette, Inc.                   1               310,736         1.3%             1,132,585          1.2%
Cumberland Swan, Inc.                             2               341,552         1.4%             1,127,122          1.2%
L. D. Brinkman & Co., Inc.                        1               367,744         1.5%             1,055,676          1.1%
Moog Automotive, Inc.                             1               209,682         0.8%               966,215          1.0%
International Business Machines                   1               150,000         0.6%               937,500          1.0%
AmeriSource Health Corp.                          1               181,370         0.7%               936,747          1.0%
Mattel Toys                                       1               275,169         1.1%               924,576          1.0%
Core-Mark International, Inc.                     1               201,380         0.8%               852,000          0.9%
                                            ----------      -------------      -----------     -------------       ----------
Total                                            21             6,518,504        26.4%          $ 22,882,361         24.5%
                                            ----------      -------------      -----------     -------------       ----------
                                            ----------      -------------      -----------     -------------       ----------

(1) Represents annualized base rent from leases in effect as of March 31, 1988.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                               INVESTMENT SUMMARY
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                                      Quarter Ended
                                                     March 31, 1998
                                                     --------------
Property Acquisitions

  Rentable Square Feet                                    1,072,164

  Total Investment Cost (1)                           $  66,312,663


Land Acquisitions

  Acres                                                        56.0

  Total Investment Cost (1)                           $  11,087,963

Property Divestitures

  Rentable Square Feet                                      181,064

  Sales Price                                         $   1,880,000

Properties Under Development

  Rentable Square Feet                                    3,781,614

  Estimated Development Cost (2)                      $ 129,481,211

(1) Total investment cost includes all costs incurred to date for property acquisitions and land acquisitions.
(2) Estimated development cost includes all estimated costs to complete development.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                              MERIDIAN INDUSTRIAL TRUST
                         PROPERTY ACQUISITIONS & DIVESTITURES
                       FOR THE THREE MONTHS ENDED MARCH 31, 1998


                                                              Rentable                          Investment
      Property Name                      Location           Square Feet    Acquisition Date      Cost (1)
------------------------------          ----------          -----------    ----------------    ------------
ACQUISITIONS
19631 Pauling                             LA Basin              57,160           2/98          $  4,627,293
19711 Pauling                             LA Basin              21,120           2/98             1,731,864
29962 Avenida de las Banderas             LA Basin              15,040           2/98             1,145,618
22831 Avenida Empresa                     LA Basin              21,354           2/98             1,420,451
Various MRI buildings                     LA Basin             299,000           2/98            21,233,000
624 Krona Drive                             Dallas              45,755           3/98             3,349,179
4701 Cameron Street                      Las Vegas             161,097           3/98             9,928,470
7000 Placid Street                       Las Vegas             309,208           3/98            13,073,919
South Arville Center                     Las Vegas             142,430           3/98             9,802,869
                                                            ----------                         ------------
Total                                                        1,072,164                         $ 66,312,663
                                                            ----------                         ------------
                                                            ----------                         ------------

                                                            Rentable
       Property Name                     Location          Square Feet      Disposition Date    Sales Price
------------------------------          ----------         -----------      ----------------    -----------
DIVESTITURES
4013 Premier                               Memphis             181,064           2/98           $ 1,880,000
                                                           -----------                          -----------
Total                                                          181,064                          $ 1,880,000
                                                           -----------                          -----------
                                                           -----------                          -----------



(1) Investment cost includes all costs incurred to date for the property acquisition.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                              MERIDIAN INDUSTRIAL TRUST
                                  LAND ACQUISITIONS
                      FOR THE THREE MONTHS ENDED MARCH 31, 1998


                                Approx. Rentable                           Investment
  Location         Acres          Square Feet        Acquisition Date       Cost (1)
------------     ---------      ----------------     ----------------     -----------
LA Basin            19.3           371,763                 1/98           $ 3,540,678
Dallas              17.7           219,000                 3/98             1,134,000
LA Basin            10.9           228,150                 3/98             4,071,780
LA Basin             2.7            48,870                 3/98             1,123,701
LA Basin             5.4           100,225                 3/98             1,217,804
                 --------        ----------                               -----------
Total               56.0           968,008                                $11,087,963
                 --------        ----------                               -----------
                 --------        ----------                               -----------



                                    LAND INVENTORY
                                 AS OF MARCH 31, 1998


            Location            Acres             Status
          ------------       -----------      --------------
             Chicago               49.9          Contract (2)
              Dallas               17.7            Closed
              Dallas               43.0            Option (3)
             Detroit              102.1          Contract (2)
            LA Basin               65.7            Closed
            LA Basin               45.3            Option (3)
                                --------
               Total              323.7
                                --------
                                --------


(1) Investment cost includes all costs incurred to date for the land acquisition.
(2)  A Purchase and Sale Agreement for this land parcel has been executed
(3)  A Purchase Option Agreement for this land parcel has been executed.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                              MERIDIAN INDUSTRIAL TRUST
                             PROPERTIES UNDER DEVELOPMENT
                                 AS OF MARCH 31, 1998


                                                                       Estimated                Estimated           Estimated
                                                Rentable                Date of                  Date of           Development
   Property Name                Location       Square Feet             Completion            Stabilization (1)       Cost (2)
---------------------          ----------      -----------             ----------            -----------------    -------------
Lever Atlanta                   Atlanta           600,000                11/98                     11/98          $  22,040,000
2225 Cedars Road                Atlanta           249,600                 7/98                      3/99              6,871,508
Carrowinds Boulevard            Charlotte         558,900                 7/98                      9/98             21,600,000
Enterprise Building C           Dallas            178,013                 5/98                      6/98              7,052,092
Enterprise Building B           Dallas            124,798                 6/98                      7/98              4,134,000
Frankford Trade Center          Dallas            709,920                 6/98                      6/99             20,560,209
Meridian Distribution Center    LA Basin          606,753                 5/98                      4/99             19,626,000
Lebanon Pike Circle             Nashville         178,630                 5/98                      9/98              7,281,528
2100 Consulate Drive            Orlando            75,000                 1/98                     11/98              3,915,580
Gateway One                     SF Bay Area       500,000                 5/98                      6/98             16,400,294
                                                ---------                                                         -------------
Total                                           3,781,614                                                         $ 129,481,211
                                                ---------                                                         -------------
                                                ---------                                                         -------------



(1) Represents the Company's estimate of the date the property will reach stabilization. Properties are considered stabilized for financial reporting purposes upon the earlier of substantial lease-up or one year from shell completion. However, there can be no assurance that these properties will reach stabilization by the date shown.
(2) Estimated development cost includes all estimated costs to complete development.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                              MERIDIAN INDUSTRIAL TRUST
                                  CAPITAL STRUCTURE
                                 AS OF MARCH 31, 1998



                                                               Aggregate Principal
                                                                  Outstanding at
                                                                  March 31, 1998
                                                               -------------------
                  DEBT
Unsecured Notes  7.25% due November 20, 2007                    $    135,000,000
Unsecured Notes  7.30% due November 20, 2009                          25,000,000
                                                                ----------------
  Total Unsecured Notes                                              160,000,000
                                                                ----------------
Add:  Unamortized Debt Premium                                           108,091
                                                                ----------------
  Total Unsecured Notes Including Debt Premium                       160,108,091
                                                                ----------------

Mortgage Loans (including unamortized debt premium of $83,051)        93,955,862
Unsecured Credit Facility                                             91,800,000
                                                                ----------------
  Total Debt                                                    $    345,863,953
                                                                ----------------
                                                                ----------------



                                                             Shares           Conversion        Common Stock       Market Value
            EQUITY                                       Outstanding (1)         Ratio           Equivalents     Equivalents (2)
--------------------------------------                   ---------------      -----------       ------------     ---------------
Series B Convertible Preferred Shares                        2,272,727          1 : 1             2,272,727      $   54,545,448
Common Stock                                                30,166,984            N/A            30,166,984         724,007,616
                                                         ---------------                                         ---------------
Total Shares and Equity Capitalization                      32,439,711                                           $  778,553,064
                                                         ---------------                                         ---------------
                                                         ---------------                                         ---------------
Total Market Capitalization                                                                                      $1,124,417,017
                                                                                                                 ---------------
                                                                                                                 ---------------



(1) The number of common shares outstanding was calculated as if the outstanding shares of Series B Convertible Preferred Stock had been converted to Common Stock, which is consistent with the methodology used in prior periods.
(2)  Value based on March 31, 1998 Common Stock closing price of $24.00.

                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION

                              MERIDIAN INDUSTRIAL TRUST
                                     DEBT SUMMARY
                                 AS OF MARCH 31, 1998



                             Principal Maturities
                             of Unsecured Notes
Debt Maturity Schedule        and Mortgage Loans                Unsecured Credit Facility
----------------------       ---------------------              -------------------------
      1998                   $      10,612,871                  Facility Capacity                      $250,000,000
      1999                             298,049                  Outstanding @ 3/31/98                    91,800,000
      2000                             322,590                  Remaining Capacity                     ------------
      2001                             349,160                                                         $158,200,000
      2002                             377,918                                                         ------------
      2003                             409,054                                                         ------------
      2004                             442,764
      2005                          66,573,503
      2006                           3,594,980
      2007                         135,463,519
      2008                             501,790
    Thereafter                      34,926,613
                                --------------
     Total                      $  253,872,811
                                --------------
                                --------------




                            % of Total            Weighted            Weighted
Debt Analysis                  Debt            Average Rate       Average Maturity
-------------               ----------         ------------       ----------------
Unsecured - Fixed Rate        46.3%               7.26%              10.2 Yrs
Unsecured - Variable Rate     26.5%               7.01%               2.0 Yrs
Secured - Fixed Rate          27.2%               8.66%               7.3 Yrs


                                                    MERIDIAN INDUSTRIAL TRUST
                                                    SUPPLEMENTAL INFORMATION